UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report February 29, 2008
Date of Earliest Event Reported (February 26, 2008)

SECURITY CAPITAL ASSURANCE LTD
(Exact name of registrant as specified in its charter)

Bermuda	001-32950	Not Applicable
(Jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification
No.)

A.S. Cooper Building
26 Reid Street
Hamilton HM11, Bermuda
(Address of principal executive
offices, including zip code)

(441) 279-7450
(Registrant’s telephone number,
including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

           On February 26, 2008, Security Capital Assurance Ltd. (“SCA”) adopted a retention program for Edward B. Hubbard, David P. Shea, and certain other senior executive officers of SCA (the “Retention Program”). Participants in the Retention Program are entitled to receive a fixed retention payment in quarterly installments in 2008. Participants must be employed on the last day of the quarter to be eligible for a quarterly payment. However, if a participant is terminated without cause, he or she will receive a retention payment for the quarter in which the termination occurs. The aggregate amount of retention bonuses payable under the Retention Program is $1,885,000.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated February 29, 2008

Security Capital Assurance Ltd

By: /s/ Michael Rego
Name: Michael Rego
Title: Executive Vice President